                    Services Acquisition Corp. International
                       401 East Olas Boulevard, Suite 1140
                            Ft. Lauderdale, FL 33301

                                                                November 6, 2006
Jamba Juice Company
1700 17th Street
San Francisco, CA 94103

Ladies and Gentlemen:

         Reference is hereby made to the Agreement and Plan of Merger dated as of March 10, 2006, as previously amended on each of August 2, 2006 and August
29, 2006, (the "Agreement") by among Services Acquisition Corp. International, a
Delaware corporation ("Parent"), JJC Acquisition Company, a California
corporation and a wholly-owned subsidiary of Parent ("Merger Sub") and Jamba
Juice Company, a California corporation ("Company"). Capitalized terms used herein but not otherwise defined herein shall have such meanings as defined in the Agreement. The parties have agreed to amend and modify the Agreement as follows:

         1. Notwithstanding anything to the contrary in the Agreement, the language of Section 8.1(h) shall be deleted in its entirety and replaced with the following: "by either Parent or the Company if the Closing Date shall not have occurred by December 8, 2006."

         2. This letter may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         3. Except as modified hereby all of the other terms and conditions of the Agreement remain in full force and effect.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGES FOLLOW]

   IN WITNESS WHEREOF, the parties hereto have caused this letter (amending the
Agreement) as of the date first written above.

                                        SERVICES ACQUISITION CORP. INTERNATIONAL

                                        By:  /s/ Steven R. Berrard
                                            ------------------------------------
                                            Title: Chairman

                                        JJC ACQUISITION COMPANY
                                        By: /s/ Thomas E. Aucamp
                                            ------------------------------------
                                            Title: President

                                        JAMBA JUICE COMPANY
                                        By: /s/ Paul Clayton
                                            ------------------------------------
                                            Title: President

                                        By: /s/ Michael Fox
                                            ------------------------------------
                                            Title: Secretary